AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                             VARIABLE ACCOUNT II
                           EXECUTIVE ADVANTAGE (R)
                           GROUP FLEXIBLE PREMIUM
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                   THE UNITED STATES LIFE INSURANCE COMPANY
                           IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL B
                            EXECUTIVE ADVANTAGE (R)
                            GROUP FLEXIBLE PREMIUM
                 VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                       SUPPLEMENT DATED AUGUST 23, 2011
                    TO POLICY PROSPECTUSES, AS SUPPLEMENTED

     The purpose of this supplement is to notify owners of American General Life Insurance Company of Delaware ("AGLD") and The United States Life Insurance Company in the City of New York ("USL") (AGLD and USL collectively referred to as the "Company" or "Companies") variable universal life insurance Policies (the "Policies") referenced above of the proposed liquidation of the Credit Suisse International Equity Flex III Portfolio and the U.S. Equity Flex I Portfolio (the "Portfolios"), both of which are a series of the Credit Suisse Trust ("Trust"). The Portfolios are variable investment options available in your Policy.

     The Board of Trustees (the "Board") of the Trust approved the liquidation of the Portfolios on June 30, 2011. The liquidations are expected to be effective on or around October 21, 2011 (the "Liquidation Date"). The Board approved the liquidations and determined that it was in the best interests of the Portfolios and their shareholders considering all relevant factors, including the following: (1) managing the investment strategies of the Portfolios is no longer consistent with the overall business strategy, (2) the Portfolios have relatively small asset sizes, (3) the Portfolios will not be able to grow to a viable size in the foreseeable future, (4) there are no suitable Credit Suisse funds into which these Portfolios could be merged and considering the small assets of the Portfolios, any expenses of such a merger would outweigh any benefit and (5) the liquidations are not expected to have any adverse tax consequences for the Policy owners.

     In connection with the anticipated liquidation of the Portfolios, the Company would be required to pay you all of your Policy account value you have invested in either or both of the Portfolios. The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Policy account value. The surrender would be reportable to the Internal Revenue Service and may be taxable to you. Therefore, in order to avoid the potential of current taxation, the Company will allocate the liquidation proceeds in the subaccounts supported by the Portfolios on the Liquidation Date to the Fidelity VIP Money Market Portfolio - Initial Class (the "Fidelity Money Market Portfolio"), a variable investment option available in your Policy. In addition, existing instructions or instructions received on or after the Liquidation Date for new premium allocations, transfers, dollar cost averaging or automatic rebalancing into or out of either of the Portfolios, as applicable, will be automatically corrected to replace the Portfolios with the Fidelity Money Market Portfolio. You may, at any time thereafter, pursuant to the transfer provisions contained in your Policy, transfer the Policy account value out of the Fidelity Money Market Portfolio to any other variable investment option available in your Policy.

     Please note that the Company must receive instructions from you to transfer your Policy account value out of the Portfolios prior to 4:00 p.m. Eastern Time ("ET") on the business day prior to the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Fidelity Money Market Portfolio. At any time before 4:00 p.m. ET on the business day prior to the Liquidation Date, you may transfer Policy account value in the Portfolios to any of the other variable investment options offered in your Policy. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

     If the Company receives any instruction from you for a new purchase payment allocation, transfer, dollar cost averaging, or asset rebalancing (as applicable to your Policy) into or out of the Portfolios after 4:00 p.m. ET on the business day prior to the Liquidation Date, we will delay the entire transaction until after 4:00 p.m. ET on the Liquidation Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Liquidation Date.

     If you have Policy account value invested in either or both of the Portfolios, you may complete the enclosed service request form to give the Company instructions to transfer your Policy account value. You can also call the Company's Administrative Center at the telephone number below.

     Neither our automatic transfer of the liquidated proceeds to the Fidelity Money Market Portfolio, nor your transfer of assets out of the Portfolios prior to the liquidation or out of the Fidelity Money Market Portfolio within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Policy Year.

     For a period of time after the liquidation, the Company may provide you with confirmations, statements and other reports that contain the names of these formerly available Portfolios.

     If you have any questions, please contact our Administrative Center at 1-302-575-5245.